UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                       Date of Report : November 16, 2001
                           (Date of earliest reported)


                                   XXIS, CORP
             (Exact name of registrant as specified in its chapter)


                                    DELAWARE
                  (State or other jurisdiction of incorporation

                                    001-15407
                            (Commission File Number)

                                    54-2053147
                        (IRS Employer Identification No.)

                     601 Jefferson Davis Highway, Suite 201
                         Fredericksburg, Virgina 22401
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (540) 361- 7870
              (Registrant's telephone number, including area code)


                         Streamedia Communications, Inc.
                        244 West 54th Street, 12th Floor
                               New York, NY 10019
                          ____________________________
          (Former name or former address, if changed since last report)




Item 1. Changes in Control of Registrant. N/A


Item 2. Acquisition or Disposition of Assets. N/A


Item 3. Bankruptcy or Receivership. N/A


Item 4. Changes in Registrant's Certifying Accountant. N/A


Item 5. Other Events and Regulation FD Disclosure. N/A


Item 6.  Resignations  of  Registrant's  Directors.

On November 16, 2001, John Velasco-Mills with regret tendered his resignation as President and Member of the Board of Directors of this company, he feels at this time due to health and personal reasons, that he cannot commit and devote enough time necessary to fulfill and properly handle the duties for the company.

There were no disagreements with the registrant on any matter relating to the registrant's operation, policies or practices, and the director has furnished the registrant with a letter describing his reasons for the resignation.

Item 7. Financial Statements and Exhibits. N/A


Item 8. Change in Fiscal Year. N/A


Item 9. Regulation FD Disclosure. N/A


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


XXIS, CORP.
(Registrant)


Date: December 7, 2001

/s/Walter H.C. Drakeford
Walter H.C. Drakeford, Interim President